Helping Build Illinois—The Union Way

The AFL-CIO Housing Investment Trust builds on over 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Illinois
Since Inception in 1984

125	$1.8B	$17.0M	$4.0B	22,911

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (69% affordable)

$8.2B	36.7M	40,839	$3.4B	$363.2M

Total Economic Impact	Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated

PROJECT PROFILE:

400 LAKE SHORE

The HIT provided $55.0 million in financing for the $543.3 million new construction of the 635-unit (20% affordable) 400 Lake Shore in Chicago. This project will create an estimated 3,316,100 hours of union construction work.

PROJECT PROFILE:

FOX SHORE

The HIT provided $15.6 million in financing for the $31.2 million acquisition and substantial rehabilitation of the 94-unit (100% affordable) Fox Shore in Aurora. This project will create an estimated 129,820 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

Helping Build Illinois —The Union Way	DECEMBER 2025

Parkway Lakeside Apartments—O’Fallon	Willa Rawls Manor—Chicago	Belleville Clinic—Belleville (Building America)

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, President

Chicago and Cook County Building Construction Trades Council

HIGHLIGHTS OF ILLINOIS INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Fox Shore	Aurora	$15,610,000	$31,198,443	129,820
Belleville Clinic	Belleville	$7,000,000	$10,378,685	61,920
400 Lake Shore	Chicago	$55,000,000	$543,305,000	3,316,100
6900 South Crandon Apartments	Chicago	$16,836,000	$46,975,331	130,890
Grace Manor Apartments	Chicago	$4,109,600	$30,215,493	252,230
Imani Village Senior Residences	Chicago	$2,171,000	$27,085,749	247,830
Willa Rawls Manor	Chicago	$23,770,000	$46,375,332	73,410
The Villager & Briarwood West Apartments	Crystal Lake	$16,525,000	$30,737,309	66,490
Southern Hills/Orlando	Decatur	$21,810,000	$40,873,063	109,000
Two Towers	East Moline	$18,935,000	$48,967,899	231,900

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com